Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,876.40
Total Transaction Valuation	78,757,417.20
Total Offset Amount	7,048.57
Net Fee	$ 3,827.83